Exhibit (a)(2)(iv)

THE CIRCULAR (AS DEFINED BELOW) AND THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. IF YOU HAVE ANY QUESTIONS OR REQUIRE MORE INFORMATION WITH REGARD TO THE PROCEDURES FOR COMPLETING, EXECUTING AND RETURNING THIS LETTER OF TRANSMITTAL, PLEASE CONTACT TSX TRUST COMPANY (THE “DEPOSITARY”) AT 1-866-600-5869 (TOLL-FREE WITHIN NORTH AMERICA) OR 416-342-1091 (OUTSIDE OF NORTH AMERICA) OR BY E-MAIL AT TSXTIS@TMX.COM.

COMPANY SHAREHOLDERS WHOSE COMMON SHARES ARE REGISTERED IN THE NAME OF AN INTERMEDIARY (SUCH AS A BROKER, INVESTMENT DEALER, BANK, TRUST COMPANY OR OTHER INTERMEDIARY) SHOULD NOT USE THIS LETTER OF TRANSMITTAL AND SHOULD CONTACT THAT INTERMEDIARY FOR INSTRUCTIONS AND ASSISTANCE IN DEPOSITING THOSE COMMON SHARES.

TO BE EFFECTIVE, THIS LETTER OF TRANSMITTAL MUST BE VALIDLY COMPLETED, DULY EXECUTED AND RETURNED TO THE DEPOSITARY. IT IS IMPORTANT THAT YOU VALIDLY COMPLETE, DULY EXECUTE AND RETURN THIS LETTER OF TRANSMITTAL ON A TIMELY BASIS IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN.

LETTER OF TRANSMITTAL

To accompany Share Certificate(s) or DRS Advice(s)

FOR REGISTERED HOLDERS OF

COMMON SHARES OF

TRICON RESIDENTIAL INC.

This Letter of Transmittal, properly completed and duly executed by a registered holder of common shares (the “Common Shares”) of Tricon Residential Inc. (the “Company”), together with all other documents reasonably required by the Depositary, must accompany the original share certificate(s) (“Share Certificate(s)”) or Direct Registration System advice(s) (“DRS Advice(s)”), as applicable, for the Common Shares of the Company deposited in connection with the proposed arrangement (the “Arrangement”) involving the Company and Creedence Acquisition ULC (the “Purchaser”), an entity formed to effect the acquisition of the Company by Blackstone Real Estate Partners X L.P. (“BREP X”) and Blackstone Real Estate Income Trust, Inc. (“BREIT”, and collectively with BREP X and their respective affiliates, including the Purchaser, “Blackstone”), that is being submitted for approval at the special meeting of shareholders of the Company (the “Company Shareholders”) to be held on Thursday, March 28, 2024 (as may be adjourned or postponed, the “Shareholder Meeting”). Pursuant to the Arrangement, the Purchaser will acquire all of the issued and outstanding Common Shares of the Company, and the holders of such Common Shares (excluding Blackstone) who do not validly exercise their Dissent Rights will be entitled to receive, through a series of transactions on completion of the Arrangement, an aggregate of US$11.25 in cash per each Common Share held (the “Consideration”), less any applicable withholdings, as further described in the Company’s management information circular dated February 15, 2024 (the “Circular”).

Capitalized terms used but not defined in this Letter of Transmittal have the meanings set out in the Circular. A copy of the Arrangement Agreement in respect of the Arrangement and a copy of the Circular are available under the Company’s profiles on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov.

If the Purchaser elects to proceed with the Return of Capital Transactions as further detailed in the Circular, Company Shareholders (including Dissenting Shareholders) will receive, through a series of transactions under the Arrangement, a pro rata portion of the Return of Capital Distribution paid on the Common Shares. Pursuant to the Arrangement, the holders of Common Shares (excluding Blackstone) who do not validly exercise their Dissent Rights will be entitled to receive from the Purchaser, in respect of each Common Share acquired by the Purchaser, (i) the Consideration, less (ii) the aggregate amount, if any, distributed in respect of such Common Share in connection with the Return of Capital Distribution (the “Common Share Acquisition Price”). The pro rata portion of the Return of Capital Distribution and the Common Share Acquisition Price, less any applicable withholdings, will be paid to Company Shareholders (excluding, in respect of the Common Share Acquisition Price, Blackstone and Dissenting Shareholders) by the Depositary. For purposes of this Letter of Transmittal, references to the Consideration in respect of a Deposited Common Share (as defined below) shall mean the sum of (i) the aggregate amount, if any, distributed in respect of such Common Share in connection with the Return of Capital Distribution, if any, plus (ii) the Common Share Acquisition Price to be received in consideration for the acquisition by the Purchaser of such Common Share.

The Consideration is denominated and will be paid to the Depositary in U.S. dollars. However, a registered Company Shareholder may, prior to 5:00 p.m. (Toronto time) on the Business Day prior to the Effective Date, elect instead to receive payment in Canadian dollars by completing the “Canadian Currency Election” in Box “D” of this Letter of Transmittal, in which case such registered Company Shareholder will have acknowledged and agreed to the terms set out therein. The Depositary’s currency exchange services will be used to convert, on behalf of the applicable Company Shareholder, the payment of the Consideration that such registered Company Shareholder is entitled to receive into Canadian dollars. Registered Company Shareholders who wish to make such election must ensure that this Letter of Transmittal including such completed “Canadian Currency Election”, together with the accompanying Share Certificate(s) or DRS Advice(s) representing the Common Shares deposited herewith, is received by the Depositary at the offices specified on the back cover before 5:00 p.m. (Toronto time) on the Business Day prior to the Effective Date. Do not send Share Certificate(s), DRS Advice(s) or this Letter of Transmittal to the Company or the Purchaser.

The Company and the Purchaser will only implement the Arrangement when all of the conditions to closing have been satisfied and/or waived, including the approval of the Company Shareholders at the Shareholder Meeting. Some of the conditions are beyond the Company’s and/or the Purchaser’s control, and as a result, there can be no assurance that the Arrangement will be completed, nor can the exact timing of the implementation of the Arrangement be predicted with certainty. Company Shareholders should refer to the Circular for more information regarding the expected timing for completion and other information relating to the Arrangement.

Information about this Letter of Transmittal

This Letter of Transmittal is for use by registered Company Shareholders (other than BREIT Shareholder and Dissenting Shareholders) only and is not to be used by non-registered Company Shareholders. Company Shareholders whose Common Shares are registered in the name of an intermediary (such as a broker, investment dealer, bank, trust company, nominee or other intermediary (each, an “Intermediary”)) should NOT use this Letter of Transmittal and should contact that Intermediary for instructions and assistance in depositing those Common Shares.

In order for this Letter of Transmittal to be validly completed, the undersigned is required to provide and complete all of the necessary information for each of the steps indicated below that are applicable to the registered Company Shareholder or to any beneficial Company Shareholder on whose behalf the undersigned holds Common Shares. The Depositary or your financial, legal, tax or other professional advisors can assist you in completing this Letter of Transmittal. Any Letter of Transmittal, once deposited with the Depositary, will be irrevocable and may not be withdrawn by a Company Shareholder, unless the Arrangement is not completed and the Arrangement Agreement is terminated in accordance with its terms.

Registered Company Shareholders who do not forward to the Depositary a validly completed and duly executed Letter of Transmittal, together with the Share Certificate(s) or DRS Advice(s), as applicable, representing their Deposited Common Shares (as defined below) and any other documents reasonably required by the Depositary in accordance with the instructions set forth in this Letter of Transmittal, will not receive from the Depositary the Consideration (less any applicable withholdings) to which they are entitled until such deposit is made and received by the Depositary and until the same is processed for payment or delivery, as applicable, by the Depositary.

In order to permit the timely receipt of the Consideration (less any applicable withholdings) in connection with the Arrangement following the Effective Time, it is recommended, but not required, that this Letter of Transmittal together with the accompanying Share Certificate(s) or DRS Advice(s) representing the Common Shares deposited herewith (the “Deposited Common Shares”) be received by the Depositary at the offices specified on the back cover before the Effective Date. Do not send Share Certificate(s), DRS Advice(s) or this Letter of Transmittal to the Company or the Purchaser. Registered Company Shareholders will still be entitled to receive the Consideration (less any applicable withholdings) in connection with the Arrangement following the Effective Time provided that this Letter of Transmittal, together with their Share Certificate(s) or DRS Advice(s) representing the Deposited Common Shares, as applicable, and any other document reasonably required by the Depositary, is received by the Depositary on or before the third (3rd) anniversary of the Effective Date.

Whether or not registered Company Shareholders forward their Share Certificate(s) or DRS Advice(s) and complete this Letter of Transmittal, from and after the Effective Time, all Share Certificate(s) or DRS Advice(s) that represented the Common Shares (other than Common Shares held by BREIT Shareholder) immediately prior to the Effective Time will cease to represent any rights with respect to the Common Shares and will only represent the right to receive the Consideration (less any applicable withholdings) or, in the case of any Dissenting Shareholders, their entitlement to a pro rata portion of the Return of Capital Distribution, if any, and the right to receive fair value for their Common Shares (less the amount of their entitlement to a pro rata portion of the Return of Capital Distribution, if any). Under no circumstances will interest accrue or be paid by the Company, the Purchaser or the Depositary on the Consideration to Persons depositing Common Shares with the Depositary, regardless of any delay in making any payment for the Common Shares. The Depositary will act as the agent of Persons who have deposited Common Shares pursuant to the Arrangement for the purpose of receiving and transmitting the Consideration to such Persons, and receipt of the Consideration by the Depositary will be deemed to constitute receipt of payment by Persons depositing Common Shares.

Please note that the delivery of this Letter of Transmittal, together with your Share Certificate(s) or DRS Advice(s), as applicable, and any other document reasonably required by the Depositary, does not constitute a vote in favour of the Arrangement Resolution or any other matters to be considered at the Shareholder Meeting. To exercise your right to vote at the Shareholder Meeting, you must follow the instructions contained in the Circular and on the form of proxy provided to you.

Please read the Circular and the instructions set out below carefully before completing this Letter of Transmittal. Delivery of this Letter of Transmittal to an address other than the addresses as set forth herein will not constitute valid delivery.

REGISTERED COMPANY SHAREHOLDERS WHO DO NOT DELIVER A COMPLETED LETTER OF TRANSMITTAL, THEIR SHARE CERTIFICATE(S) OR DRS ADVICE(S) AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY ON OR BEFORE THE THIRD (3RD) ANNIVERSARY OF THE EFFECTIVE DATE WILL FORFEIT THE CONSIDERATION IN RESPECT OF THEIR COMMON SHARES.

COMPANY SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE INCOME TAX CONSEQUENCES OF THE ARRANGEMENT. SEE SECTIONS “CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS” AND “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS” OF THE CIRCULAR THAT ACCOMPANIES THIS LETTER OF TRANSMITTAL.

TO:	TRICON RESIDENTIAL INC.

AND TO:	CREEDENCE ACQUISITION ULC

AND TO:	TSX TRUST COMPANY at its offices set out herein.

In connection with the Arrangement being considered for approval at the Shareholder Meeting, upon the terms and subject to the conditions set forth in the Arrangement Agreement and as described in the Circular, the undersigned irrevocably delivers and surrenders to you the enclosed Share Certificate(s) or DRS Advice(s) for Common Shares pursuant to the Arrangement, details of which are as follows: (Please print or type)

Share Certificate Number(s) or DRS Account Number(s)	Name and Address in which Common Shares are Registered (Please fill in exactly as name(s) appear(s) on Share Certificate(s) or DRS Advice(s))	Number of Common Shares Represented by Share Certificate(s) or DRS Advice(s)

TOTAL:

(If space is not sufficient, please attach a list in the above form.)

☐	Some or all of my Share Certificates have been lost, stolen or destroyed. Please review Instruction #6 for the procedure to replace lost or destroyed Share Certificates. (Check box if applicable.)

*	If Common Shares are registered in different names, a separate Letter of Transmittal must be submitted for each different registered holder of the Common Shares.

**	The total number of Common Shares evidenced by all Share Certificate(s) or DRS Advice(s), as applicable, delivered will be deemed to have been deposited.

It is understood that, upon receipt of this Letter of Transmittal validly completed and duly signed, together with the enclosed Share Certificate(s) or DRS Advice(s), as applicable, relating to the Deposited Common Shares and any other required documentation reasonably required by the Depositary, and following the Effective Date, the Depositary will send to the undersigned, in accordance with the delivery instructions provided in Box “A” below, a cheque or cheques in respect of the Consideration that the undersigned is entitled to receive under the Plan of Arrangement (less any applicable withholdings), or hold such cheque(s) in respect of the Consideration for pick-up in accordance with the instructions set out below, except if the undersigned elects to receive such amount (less applicable wire fees) by way of wire transfer by checking the applicable box in Box “A” below (and properly completes the wire instructions in Box “E” below) or if such funds represent an amount in excess of C$25,000,000, in which case the undersigned will receive their Consideration via wire transfer in accordance with the Large Value Transfer System (LVTS) Rules established by the Canadian Payments Association (“LVTS Rules”). The Depositary will reach out to each applicable holder in this regard in order to obtain the relevant wire information if such information is not included in Box “E” below.

IN CONNECTION WITH THE ARRANGEMENT AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Circular and in this Letter of Transmittal:

1.

The undersigned hereby surrenders to the Purchaser, effective as of the time provided for in the Plan of Arrangement and in accordance with the Plan of Arrangement, all of the right, title and interest of the undersigned in and to the Deposited Common Shares represented by the enclosed Share Certificate(s) and/or DRS Advice(s).

2.

The undersigned transmits and surrenders herewith the Share Certificate(s) or DRS Advice(s), as applicable, described above for cancellation as of the time provided for in the Plan of Arrangement and in accordance with the Plan of Arrangement.

3.	The undersigned acknowledges receipt of the Circular and represents and warrants that:

(a)	the undersigned is, and will immediately prior to the Effective Time be, the registered holder of the Deposited Common Shares and owns all rights and benefits arising from the Deposited Common Shares;

(b)	the undersigned has good and sufficient authority to deposit, sell and transfer the Deposited Common Shares;

(c)	the undersigned is not a Dissenting Shareholder and has not filed a notice exercising its Dissent Rights;

(d)	at the Effective Time, the Purchaser will acquire good title to the Deposited Common Shares free and clear from all Liens and in accordance with the Plan of Arrangement;

(e)

the Deposited Common Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Common Shares to any other Person, except as contemplated by this Letter of Transmittal;

(f)	the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign and transfer the Deposited Common Shares;

(g)

when the aggregate Consideration to which the undersigned is entitled pursuant to the Plan of Arrangement, less any applicable withholdings, is paid, none of the Company, the Purchaser or any affiliate or successor of such Persons will be subject to any adverse claim in respect of such Deposited Common Shares;

(h)	the undersigned will not, prior to the Effective Time, transfer or permit to be transferred any Deposited Common Shares; and

(i)

delivery of the Consideration in respect of the Deposited Common Shares will discharge any and all obligations of the Company, the Purchaser and the Depositary with respect to the matters contemplated by this Letter of Transmittal.

4.

The undersigned represents and warrants that the surrender of the undersigned’s Deposited Common Shares complies with applicable Laws and that the information provided herein is true, accurate and complete as of the date hereof.

5.	The undersigned acknowledges that the covenants, representations and warranties of the undersigned contained herein shall survive the completion of the Arrangement.

6.

The undersigned acknowledges that none of the Company, nor Blackstone nor any of their directors, officers, advisors or representatives are responsible for the proper completion of this Letter of Transmittal.

7.

The undersigned acknowledges that the delivery of the Deposited Common Shares shall be effected and the risk of loss and title to such Deposited Common Shares shall pass only upon proper receipt thereof by the Depositary.

8.

The undersigned acknowledges that the Depositary will act as the agent of Persons, including the undersigned, who have deposited Common Shares pursuant to the Arrangement for the purpose of receiving and transmitting the Consideration to such Persons, and receipt of the Consideration by the Depositary will be deemed to constitute receipt of payment by Persons depositing Common Shares.

9.

The undersigned revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Common Shares other than as set out in this Letter of Transmittal, except with respect to any proxy granted for use at the Shareholder Meeting or in any agreement entered into between the undersigned and the Purchaser. Other than in connection with the Shareholder Meeting or in an agreement entered into between the undersigned and the Purchaser, no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, will be granted with respect to the Deposited Common Shares by or on behalf of the undersigned, unless the Deposited Common Shares are not taken up and paid for in connection with the Arrangement.

10.

The undersigned irrevocably constitutes and appoints the Purchaser, and any other Person designated by the Purchaser in writing, the true and lawful agent, attorney and attorney-in-fact of the undersigned with respect to the Deposited Common Shares purchased in connection with the Arrangement with full power of substitution (such power of attorney, being coupled with an interest, being irrevocable) to, in the name of and on behalf of the undersigned, (a) register or record the transfer of such Deposited Common Shares; and (b) execute and negotiate any cheques or other instruments representing any such distribution payable to or to the order of the undersigned.

11.

The undersigned covenants and agrees to execute all such documents, transfers and other assurances as may be necessary or desirable to convey the Deposited Common Shares effectively to the Purchaser. The undersigned understands that by virtue of the execution of this Letter of Transmittal, the undersigned shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Deposited Common Shares deposited pursuant to the Plan of Arrangement will be determined by the Purchaser in its sole discretion and that such determination shall be final and binding and acknowledges that there shall be no duty or obligation on the Company, the Purchaser, the Depositary or any other Person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice.

12.

The authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal may be exercised during any subsequent legal incapacity of the undersigned and all obligations of the undersigned in this Letter of Transmittal shall survive the death, legal incapacity, bankruptcy or insolvency of the undersigned and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

13.

The undersigned instructs the Depositary, upon the Arrangement becoming effective, to mail the cheque(s) representing payment of the aggregate Consideration payable in respect of the Deposited Common Shares, less any applicable withholdings, by first class mail, postage prepaid, or to hold such cheque(s) for pick-up, in accordance with the instructions given below; except if the undersigned elects to receive such amount (less applicable wire fees) by way of wire transfer by checking the applicable box in Box “A” below (and properly completes the wire instructions in Box “E” below) or if such funds represent an amount in excess of C$25,000,000, in which case the undersigned will receive their Consideration via wire transfer in accordance with the LVTS Rules. The Depositary will reach out to each applicable holder in this regard in order to obtain the relevant wire information if such information is not included in Box “E” below.

14.

The undersigned acknowledges and agrees that the method of delivery of the Share Certificate(s) or DRS Advice(s), as applicable, representing the Deposited Common Shares and all other required documents is at the election and risk of the undersigned. The undersigned acknowledges that there shall be no duty or obligation on the Company, the Purchaser, the Depositary or any other Person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice.

15.

The undersigned acknowledges and agrees that if any registered Company Shareholder does not deliver or shall have not delivered this Letter of Transmittal, together with the Share Certificate(s) and/or DRS Advice(s) representing the Deposited Common Shares and all other documents reasonably required by the Depositary, on or before the date that is three (3) years after the Effective Date (the “Final Proscription Date”), then (i) the Share Certificate(s) and/or DRS Advice(s), as applicable, formerly representing such Common Shares shall cease to represent a claim by or interest of such Company Shareholder of any kind or nature and the right of the former holder to receive the applicable Consideration pursuant to the Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser or its successor for no consideration, (ii) the Consideration that such former registered Company Shareholder was entitled to receive shall be paid over by the Depositary to the Purchaser or its successor or as directed by the Purchaser or its successor, and (iii) the Share Certificate(s) or DRS Advice(s) formerly representing Common Shares shall cease to represent a right or claim of any kind or nature as of such Final Proscription Date.

16.

The undersigned acknowledges and agrees that any payment made by way of cheque by the Depositary pursuant to the Plan of Arrangement that has not been deposited or has been returned to the Depositary on or before the Final Proscription Date, or that otherwise remains unclaimed on the Final Proscription Date, as applicable, and any right or claim to payment hereunder that remains outstanding on the Final Proscription Date, shall cease to represent a right or claim of any kind or nature and the right of the former holder of Common to receive the Consideration pursuant to the Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser or its successor for no consideration.

17.

The undersigned acknowledges that each of the Purchaser, the Company, the Depositary, each of their affiliates, and any other Person making a payment under the Plan of Arrangement, as applicable, shall be entitled to deduct and withhold from any amounts payable or otherwise deliverable to any Person under the Plan of Arrangement and from all dividends, distributions or other amounts otherwise payable to any Person such amounts as the Purchaser, the Company, the Depositary, their relevant affiliates, or such other Person, as applicable, are required, permitted, or reasonably believe to be required to deduct and withhold from such amounts under any provision of any Laws in respect of Taxes. Any such amounts so deducted or withheld from the amounts otherwise payable pursuant to the Plan of Arrangement shall be remitted to the appropriate Governmental Entity and shall be treated for all purposes as having been paid to the Person in respect of which such deduction and withholding was made; provided that such deducted or withheld amounts are actually remitted to the appropriate Governmental Entity.

18.

The undersigned acknowledges that the Company and/or the Purchaser may be required to disclose personal information in respect of the undersigned and consents to disclosure of personal information in respect of the undersigned to (i) stock exchanges or securities regulatory authorities, (ii) the Depositary, (iii) any of the parties to the Arrangement, and (iv) legal counsel to any of the parties to the Arrangement.

19.

The undersigned acknowledges that it will not receive payment in respect of the Deposited Common Shares until the Share Certificate(s) or DRS Advice(s) representing the Deposited Common Shares, as applicable, owned by the undersigned are received by the Depositary, at the address set forth below, and such additional documents as the Depositary may require, and until the same are processed for payment by the Depositary. It is further acknowledged and understood that the undersigned shall not be entitled to receive any consideration with respect to the Deposited Common Shares other than the Consideration to which the undersigned is entitled in accordance with, and subject to completion of, the Arrangement and, for greater certainty, the undersigned will not be entitled to receive any interest, dividends, premium or other payment or distribution in connection with the Arrangement.

20.

If the undersigned has elected hereunder to have the Consideration in respect of the Deposited Common Shares transmitted herewith paid in Canadian dollars, the undersigned acknowledges and agrees that any change to the currency exchange rates of the Canadian dollar or the U.S. dollar will be at the sole risk of the undersigned, and none of the Company, the Purchaser nor the Depositary nor any of their respective affiliates and successors, are responsible for such currency exchange risk. In addition, the party effecting the exchange may earn a commercially reasonable spread between its exchange rate and the rate used by any counterparty from which it purchases the elected currency.

Only registered Company Shareholders (other than BREIT Shareholder and Dissenting Shareholders) can receive the Consideration from the Depositary in respect of their Common Shares by delivering a Letter of Transmittal to the Depositary. Company Shareholders whose Common Shares are registered in the name of an Intermediary should NOT use this Letter of Transmittal and should contact that Intermediary for instructions and assistance in depositing those Common Shares.

The Share Certificate(s) or DRS Advice(s) described above, as applicable, is enclosed and the registered Company Shareholder irrevocably deposits the Deposited Common Shares and, as applicable, the above-mentioned Share Certificate(s) or DRS Advice(s) representing the Deposited Common Shares pursuant to the Arrangement. The registered Company Shareholder transmits the Deposited Common Shares and, as applicable, the Share Certificate(s) or DRS Advice(s) representing the Deposited Common Shares, each as described above, to be dealt with in accordance with this Letter of Transmittal.

This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. The undersigned hereby irrevocably attorns and submits to the exclusive jurisdiction of the Ontario courts situated in the City of Toronto, and waives objection to the venue of any proceedings in such court or that such court provides an inconvenient forum.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Arrangement as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn up exclusively in the English language. En raison de l’usage d’une lettre d’envoi et formulaire d’élection en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l’arrangement et son acceptation par cette lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

BOX A

PAYMENT INSTRUCTIONS

Issue Consideration cheque in the name of:

(please print)

Address:

(include postal or zip code)

Social Insurance Number (or Taxpayer Identification Number):

☐  MAIL CHEQUE TO THE ADDRESS ON RECORD (DEFAULT)

☐  MAIL CHEQUE TO A DIFFERENT ADDRESS (MUST COMPLETE BOX “B”)

☐  HOLD CHEQUE FOR PICK-UP AT TSX TRUST COMPANY OFFICE

301 – 100 Adelaide Street West

Toronto, Ontario

M5H 4H1

☐   DELIVER FUNDS VIA WIRE* (MUST COMPLETE BOX “E”)

* If the funds payable in cash exceed C$25,000,000, they must be wired to you and the Depositary will contact you if you do not provide your wire instructions in Box “E”.

SEE INSTRUCTION #9 FOR ADDITIONAL

INFORMATION

BOX B

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the Consideration cheque to which the undersigned is entitled pursuant to the Arrangement is to be sent to someone other than the person shown in Box “A” or to an address other than the address shown in Box “A”.

Send to:

(please print)

Address:

(include postal or zip code)

BOX C
RESIDENCY DECLARATION

ALL COMPANY SHAREHOLDERS ARE REQUIRED TO COMPLETE A RESIDENCY DECLARATION. FAILURE TO COMPLETE A RESIDENCY DECLARATION MAY RESULT IN A DELAY IN YOUR PAYMENT.

The undersigned represents that the beneficial owner(s) of the Common Shares deposited herewith:

☐   is resident in Canada for purposes of the Income Tax Act (Canada) (the “Tax Act”) or, if a partnership, is a “Canadian partnership” for purposes of the Tax Act;

☐   is not resident in Canada for purposes of the Tax Act or, if a partnership, is not a “Canadian partnership” for purposes of the Tax Act;

☐   is a U.S. Shareholder.

A “U.S. Shareholder” is any Shareholder who either (i) has an address in BOX “A” that is located within the United States or any territory or possession thereof, or (ii) is a “U.S. person” for United States federal income tax purposes as defined in Instruction #8 below. If you are a U.S. person or acting on behalf of a U.S. person, then in order to avoid backup withholding of U.S. federal income tax you must provide a complete IRS Form W-9 (enclosed) below or otherwise provide certification that the U.S. person is exempt from backup withholding, as provided in the instructions (see Instruction #8). If you are not a U.S. Shareholder as defined in (ii) above, but you provide an address that is located within the United States, you must complete an appropriate IRS Form W-8. The applicable IRS Forms W-8 and accompanying instructions can be found on the IRS website at https://www.irs.gov/forms-pubs/about-form-w-8.

BOX D
CANADIAN CURRENCY ELECTION

UNLESS OTHERWISE ELECTED BELOW PRIOR TO 5:00 PM (TORONTO TIME) ON THE BUSINESS DAY PRIOR TO THE EFFECTIVE DATE, ALL CASH PAYMENTS WILL BE ISSUED IN U.S. DOLLARS.

☐   Issue my cash entitlement payment(s) in Canadian Dollars

By electing to receive payment in Canadian dollars instead of U.S. dollars, the undersigned acknowledges and agrees that (a) the exchange rate used will be the rate established by TSX Trust Company, in its capacity as foreign exchange service provider to the Company, on the date that the funds are converted; which rates will be based on the prevailing market rates on such date; (b) the risks associated with the currency conversion from U.S. dollars to Canadian dollars, including risks relating to change in rates, the timing of exchange or the selection of a rate for exchange, and all costs incurred with the currency conversion will be borne by the undersigned and neither the Company, the Purchaser nor TSX Trust Company nor any of their respective affiliates or successors are responsible for any such matters; and (c) TSX Trust Company may earn a commercially reasonable spread between its exchange rate and the rate used by any counterparty from which it purchases the elected currency.

BOX E

WIRE TRANSFER*

*PLEASE NOTE THAT THERE IS A US$100 OR C$100 BANKING FEE (AS APPLICABLE) ON WIRE PAYMENTS. ALTERNATIVELY, CHEQUE PAYMENTS ARE ISSUED AT NO ADDITIONAL COST.

*IF WIRE DETAILS ARE INCORRECT OR INCOMPLETE, THE DEPOSITARY WILL ATTEMPT TO CONTACT YOU AND CORRECT THE ISSUE. HOWEVER, IF WE CANNOT CORRECT THE ISSUE PROMPTLY, A CHEQUE WILL BE AUTOMATICALLY ISSUED AND MAILED TO THE ADDRESS ON RECORD. NO FEES WILL BE CHARGED.

Please provide e-mail address and phone number in the event that we need to contact you for corrective measures:

E-MAIL ADDRESS:                     PHONE NUMBER:

** Beneficiary Name(s) that appears on the account at your financial institution – this MUST be the same name and address that your Common Shares are registered to

** Beneficiary Address	**Province/State	**Postal Code/Zip Code

** Beneficiary Bank/Financial Institution

** Bank Address	**Province/State	**Postal Code/Zip Code

PLEASE ONLY COMPLETE THE APPLICABLE BOXES BELOW, AS PROVIDED BY YOUR FINANCIAL INSTITUTION. YOU ARE NOT REQUIRED TO COMPLETE ALL BOXES.

**Bank Account Number	Bank No. & Transit No. (Canadian Banks)	SWIFT Code	ABA/Routing No. (US Banks)

(11 characters – if you only have eight, put ‘XXX’ for the last three)

IBAN Number (Europe)	Sort Code (UK)	BSB Number	BIC Number

Additional Notes and special routing instructions:

** Mandatory fields

COMPANY SHAREHOLDER SIGNATURE(S)

Signature guaranteed by (if required under Instruction #3 below)	Dated: , 202

Signature of Company Shareholder or authorized representative (see Instructions #2 and #4 below)

Authorized Signature

Address (please print or type)

Name of Guarantor (please print or type)

Name of Company Shareholder (please print or type)

Address of Guarantor (please print or type)

Telephone No

Name of authorized representative, if applicable (please print or type)

IRS FORM W-9

(attached)

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type.
See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page **3**

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page **5**

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6 The IRS does not initiate contacts with taxpayers via emails. Also, the Privacy Act Notice IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access Section 6109 of the Internal Revenue Code requires you to provide your information for their credit card, bank, or other financial accounts. correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or If you receive an unsolicited email claiming to be from the IRS, certain other income paid to you; mortgage interest you paid; the forward this message to phishing@irs.gov. You may also report misuse acquisition or abandonment of secured property; the cancellation of of the IRS name, logo, or other IRS property to the Treasury Inspector debt; or contributions you made to an IRA, Archer MSA, or HSA. The General for Tax Administration (TIGTA) at 1-800-366-4484. You can person collecting this form uses the information on the form to file forward suspicious emails to the Federal Trade Commission at information returns with the IRS, reporting the above information. spam@uce.gov or report them at www.ftc.gov/complaint. You can Routine uses of this information include giving it to the Department of contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). Justice for civil and criminal litigation and to cities, states, the District of If you have been the victim of identity theft, see www.IdentityTheft.gov Columbia, and U.S. commonwealths and possessions for use in and Pub. 5027. administering their laws. The information also may be disclosed to other Visit www.irs.gov/IdentityTheft to learn more about identity theft and countries under a treaty, to federal and state agencies to enforce civil how to reduce your risk. and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

INSTRUCTIONS

1.	Use and Delivery of Letter of Transmittal

In order to permit the timely receipt of the Consideration (less any applicable withholdings) in connection with the Arrangement following the Effective Time, it is recommended, but not required, that this Letter of Transmittal (or an originally executed copy thereof) together with the accompanying Share Certificate(s) and/or DRS Advice(s) representing the Deposited Common Shares be received by the Depositary at the offices specified on the back cover before the Effective Date. Registered Shareholders will still be entitled to receive the Consideration (less any applicable withholdings) in connection with the Arrangement following the Effective Time so long as this Letter of Transmittal, together with their Share Certificate(s) or DRS Advice(s), as applicable, and any other document reasonably required by the Depositary, is received by the Depositary on or before third (3rd) anniversary of the Effective Date.

This Letter of Transmittal is for use by registered holders of Common Shares (other than BREIT Shareholder and Dissenting Shareholders). Do not send Share Certificate(s) and/or DRS Advice(s), as applicable, or this Letter of Transmittal, to the Company or the Purchaser. This Letter of Transmittal, together with the Share Certificate(s) and/or DRS Advice(s) representing the Deposited Common Shares and all other documents reasonably required by the Depositary, must be received by the Depositary at the office on the back cover on or before the third (3rd) anniversary of the Effective Date.

If Common Shares are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Manually signed copies of the Letter of Transmittal will be accepted by the Depositary.

The method used to deliver this Letter of Transmittal and any accompanying Share Certificate(s) and/or DRS Advice(s), as applicable, representing Common Shares is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received by the Depositary. The Company and the Purchaser recommend that the necessary documentation be hand delivered to the Depositary at any of its offices specified below, and that a receipt be obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended.

2.	Signatures

This Letter of Transmittal must be filled in and executed by the registered Company Shareholder described above or by such holder’s duly authorized representative (in accordance with Instruction #4 below).

(a)

If this Letter of Transmittal is executed by the registered Company Shareholder(s) of the accompanying Share Certificate(s) or DRS Advice(s), as applicable, representing the Deposited Common Shares, such signature(s) on this Letter of Transmittal must correspond with the names(s) as registered or as written on the face of such Share Certificate(s) or DRS Advice(s), as applicable, without any change whatsoever, and the Share Certificate(s) or DRS Advice(s), as applicable, need not be endorsed. If such deposited Share Certificate(s) or DRS Advice(s), as applicable, evidence Common Shares that are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

(b)

If this Letter of Transmittal is executed by a Person other than the registered Company Shareholder(s) of the accompanying Share Certificate(s) or DRS Advice(s), as applicable, representing the Deposited Common Shares:

(i)

such deposited Share Certificate(s) or DRS Advice(s), as applicable, must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered Company Shareholder(s);

(ii)

the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered Company Shareholder(s) as registered or as appearing on the Share Certificate(s) or DRS Advice(s), as applicable, and must be guaranteed as noted in Instruction #3 below; and

(iii)

in the event that any transfer tax or other taxes become payable by reason of the transfer of the deposited Share Certificate(s) or DRS Advice(s), the transferee or assignee must pay such taxes to the Depositary or must establish to the satisfaction of the Depositary that such taxes have been paid.

3.	Guarantee of Signatures

If this Letter of Transmittal is executed by a Person other than the registered Company Shareholder(s) of the Deposited Common Shares, or if Deposited Common Shares not purchased (for any reason) are to be returned to a Person other than such registered Company Shareholder(s) or sent to an address other than the address of the registered Shareholder(s) as shown on the registers of the Company, or if the payment is to be issued in the name of a Person other than the registered Company Shareholder of the Deposited Common Shares, such signature must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Association Medallion Program (the “STAMP”), a member of the Stock Exchange Medallion Program (the “SEMP”) or a member of the New York Stock Exchange Inc. Medallion Signature Program (the “MSP”). Members of the STAMP, the SEMP or the MSP are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal is executed by a Person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other Person acting in a representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Either the Company, the Purchaser or the Depositary, at its discretion, may require additional evidence of authority or additional documentation.

5.	Miscellaneous

(a)

If the space on this Letter of Transmittal is insufficient to list all Share Certificate(s) or DRS Advice(s), as applicable, representing Deposited Common Shares, additional Share Certificate(s) or DRS Advice(s) numbers, as applicable, and number of Deposited Common Shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b)

For a correction of name or for a change in name which in either case does not involve a change in ownership, proceed as follows: (i) for a change of name by marriage, etc., the surrendered Share Certificate(s) representing Deposited Common Shares should be endorsed, e.g., “Mary Doe, now by marriage Mrs. Mary Jones,” with the signature guaranteed by an Eligible Institution; and (ii) for a correction in name, the surrendered Share Certificate(s) (if applicable) should be endorsed, e.g., “James E. Brown, incorrectly inscribed as J.E. Brown,” with the signature guaranteed by an Eligible Institution.

(c)	If Deposited Common Shares are registered in different forms (e.g. “John Doe” and “J. Doe”) a separate Letter of Transmittal should be executed for each different registration.

(d)

No alternative, conditional or contingent deposits will be accepted. All registered Company Shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of acceptance of Deposited Common Shares for payment.

(e)

The Arrangement Agreement and any other agreement entered into in connection with the Arrangement will be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

(f)

Additional copies of the Circular and this Letter of Transmittal may be obtained from the Depositary at any of its offices listed at the addresses below. A copy of the Circular and this Letter of Transmittal are also available on SEDAR+ (www.sedarplus.ca) and on EDGAR (www.sec.gov) under the Company’s issuer profiles.

(g)

The Purchaser reserves the right, if it so elects, in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by the Depositary. You agree that any determination made by the Purchaser as to validity, form and eligibility and acceptance of the Deposited Common Shares will be final and binding. There shall be no duty or obligation of the Purchaser or the Depositary to give notice of any defect or irregularity in any deposit and no liability shall be incurred for failure to do so.

(h)	Before completing this Letter of Transmittal, you are urged to read the accompanying Circular and discuss any questions with financial, legal and/or tax advisors.

(i)

All payments will be made in U.S. dollars unless you properly elect to receive payment in Canadian dollars by completing the “Canadian Currency Election” in Box “D” of this Letter of Transmittal, in which case you will have acknowledged and agreed to the terms set out therein. The Depositary’s currency exchange services will be used to convert payment of the Consideration that you are entitled to receive. The exchange rate used will be the rate established by TSX Trust Company, in its capacity as foreign exchange service provider to the Company, on the date that the funds are converted, which rates will be based on the prevailing market rates on such date.

6.	Lost, Stolen or Destroyed Share Certificates

If a Share Certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and sent, together with a letter describing the loss, to the Depositary. The Depositary will provide the Company Shareholder with the replacement requirements.

7.	Return of Certificates

If the Arrangement does not proceed for any reason, the enclosed Share Certificate(s) and/or DRS Advice(s) representing the Deposited Common Shares will be returned forthwith to the undersigned in accordance with the delivery instructions in this Letter of Transmittal, or failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the register of the Company maintained by TSX Trust Company, in its capacity as transfer agent and registrar of the Company.

8.	IRS Form W-9 — U.S. Shareholders

In order to avoid “backup withholding” of United States income tax on payments made on or in respect of the Common Shares, a Company Shareholder that is a U.S. holder (as defined below) must generally provide the person’s correct taxpayer identification number (“TIN”) on the IRS Form W-9 included herewith and certify, under penalties of perjury, that such number is correct, that such Company Shareholder is not subject to backup withholding, and that such Company Shareholder is a U.S. person (including a U.S. resident alien). If the correct TIN is not provided or if any other information is not correctly provided, payments made with respect to the Common Shares may be subject to backup withholding at a rate of 24%.

For the purposes of this Letter of Transmittal, a “U.S. holder” or “U.S. person” means: a beneficial owner of Common Shares that, for United States federal income tax purposes, is (a) an individual citizen or resident of the United States, (b) a corporation, or other entity classified as a corporation for United States federal income tax purposes, that is created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (c) an estate if the income of such estate is subject to United States federal income tax regardless of the source of such income, (d) a trust if (i) such trust has validly elected to be treated as a U.S. person for United States federal income tax purposes or (ii) a United States court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (e) a partnership, limited liability company or other entity classified as a partnership for United States federal income tax purposes that is created or organized in or under the laws of the United States, any state thereof or the District of Columbia.

Backup withholding is not an additional United States income tax. Rather, the United States income tax liability of Persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

Certain Persons (including, among others, corporations, certain “not-for-profit” organizations, and certain non-U.S. persons) are not subject to backup withholding. A Company Shareholder is urged to consult his or her tax advisor as to the shareholder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

The TIN for an individual United States citizen or resident is the individual’s social security number.

If a U.S. holder does not have a TIN, such U.S. holder should: (a) consult the IRS Form W-9 Instructions for instructions as to how to apply for a TIN; (b) write “Applied For” in the space for the TIN in Part I of IRS Form W-9; and (c) sign and date IRS Form W-9. The Depositary may withhold on all payments made prior to the time a properly certified TIN is provided to it. A U.S. holder who writes “Applied For” in Part I of IRS Form W-9 should furnish the Depositary with such U.S. Shareholder’s TIN as soon as it is received. In such case, the Depositary may withhold 24% of the gross proceeds of any payment made to such U.S. holder prior to the time a properly certified TIN is provided to the Depositary.

If you fail to furnish your correct TIN, you are subject to a penalty of US$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Non-U.S. holders that receive payments in the U.S. or that provide an address located in the U.S. should return a properly completed IRS Form W-8 that is appropriate to the Non-U.S. holder’s circumstances, a copy of which is available at https://www.irs.gov/forms-pubs/about-form-w-8. Failure to provide the proper IRS Form W-8 could result in backup withholding at a rate of 24%. All non-U.S. holders are urged to consult their tax advisors regarding the appropriate IRS Form W-8 to be provided by such holder, the appropriate completion of such form and the potential availability of any other exemption from backup withholding that may be applicable to such non-U.S. holder.

All U.S. and non-U.S. holders are urged to consult their own tax advisors to determine which forms should be used and whether they are exempt from U.S. backup withholding.

9.	Payment Entitlement and Pick-up Locations

The Depositary will mail the Consideration payable to such Company Shareholder in accordance with the information provided in Box “A” or Box “B”, as applicable, except if the undersigned elects to receive such amount (less applicable wire fees) by way of wire transfer by checking the applicable box in Box “A” (and properly completes the wire instructions in Box “E”) or if such funds represent an amount in excess of C$25,000,000, in which case the undersigned will receive their Consideration via wire transfer in accordance with the LVTS Rules. The Depositary will reach out to each applicable holder in this regard in order to obtain the relevant wire information if such information is not included in Box “E”. If Box “A” or, as applicable, Box “B”, are not properly completed, any cheque(s) representing the Consideration will be issued in the name of the registered holder of the

Deposited Common Shares and mailed to the address of the registered holder of the Deposited Common Shares as it appears on the register of the Company’s transfer agent. Any cheque(s) representing the Consideration mailed in accordance with this Letter of Transmittal will be deemed to be delivered at the time of mailing.

Entitlements may be picked up at applicable TSX Trust Company office locations with Counter services. Pick-up instructions must be selected in Box “A”. Below are the applicable TSX Trust Company office locations:

Toronto

301-100 Adelaide Street West

Toronto, Ontario

M5H 4H1

10.	Privacy Notice

The Company Shareholder acknowledges that this Letter of Transmittal requires the Company Shareholder to provide certain personal information to the Company, the Purchaser and the Depositary.

The Company, the Purchaser and/or the Depositary are collecting such information for the purposes of completing the Arrangement, which includes, without limitation, determining the Company Shareholder’s eligibility to receive the Consideration as set forth under the terms of the Arrangement. The Company Shareholder’s personal information may be disclosed by or on behalf of the Company, the Purchaser and/or the Depositary to:

(a)	the Company, the Purchaser and the Depositary;

(b)	the Canada Revenue Agency and/or the Internal Revenue Service; and

(c)	any of the other parties involved in the Arrangement, including legal counsel.

By executing this Letter of Transmittal, the Company Shareholder is deemed to be consenting to the foregoing collection, use and disclosure of the Company Shareholder’s personal information.

The Depositary is committed to protecting personal information received from its clients. In the course of providing services to its clients, the Depositary receives certain non-public personal information. This information could include an individual’s name, address, social insurance number, securities holdings and other financial information. The Depositary uses this information for lawful purposes relating to its services. The Depositary has prepared a Privacy Code relating to information practices and privacy protection. It is available by writing to the Depositary at Chief Privacy Officer, TSX Trust Company, 100 Adelaide St. West, Toronto, Ontario, M5H 1S3. The Depositary will use the information provided on this form in order to process the Company Shareholder’s request and will treat the Company Shareholder’s signature(s) on this form as such Company Shareholder’s consent to the above.

11.	Time is of the Essence

Time is of the essence to submit this Letter of Transmittal.

If you need assistance in completing this Letter of Transmittal, please contact the Depositary at 1-866-600-5869 (toll free within North America) or 416-342-1091 (outside of North America) or by email at tsxtis@tmx.com, or contact your professional advisor.

The Depositary is:

TSX TRUST COMPANY

By Registered Mail, Mail, Hand or Courier

301 – 100 Adelaide Street West

Toronto, Ontario

M5H 4H1

Attention: Corporate Actions

North American Toll Free: 1-866-600-5869

Outside North America: 1-416-342-1091

E-Mail: tsxtis@tmx.com

The proxy solicitation agent and shareholder communications advisor for the Arrangement is:

Laurel Hill Advisory Group

70 University Avenue, Suite 1440

Toronto, Ontario

M5J 2M4

North American Toll Free: 1-877-452-7184

Outside North America: 1-416-304-0211

E-Mail: assistance@laurelhill.com

Any questions and requests for assistance or additional copies of the Circular and this Letter of Transmittal may be directed to the Depositary at the telephone numbers, email and location set out above. Company Shareholders may also contact Laurel Hill Advisory Group, the Company’s proxy solicitation agent and shareholder communications advisor, at the telephone numbers, email and location set out above, or their professional advisors for assistance concerning the Arrangement.